                                                                   EXHIBIT 99.01

    CITIGROUP - FINANCIAL HIGHLIGHTS(1)
    ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       2001            2000            1999            1998            1997
                                                   -----------     -----------     -----------     -----------     -----------
    CORE INCOME                                    $    13,417     $    12,883     $    10,109     $     6,269     $     7,572
      Realized Insurance Investment Portfolio
        Gains/(Losses), After-tax                           94             (72)             59             112             122
      Housing Finance Unit, After-tax                        -             (71)              -               -               -
      Restructuring Related Items, After-tax              (282)           (509)             25            (535)         (1,046)
                                                   -----------     -----------     -----------     -----------     -----------

    INCOME FROM CONTINUING OPERATIONS                   13,229          12,231          10,193           5,846           6,648
      Discontinued Operations, After-tax                 1,055           1,288           1,177           1,104           1,034
      Cumulative Effect of Accounting Changes             (158)              -            (127)              -               -
                                                   -----------     -----------     -----------     -----------     -----------
    NET INCOME                                     $    14,126     $    13,519     $    11,243     $     6,950     $     7,682
                                                   ===========     ===========     ===========     ===========     ===========

    BASIC EARNINGS PER SHARE:
      CORE INCOME                                  $      2.64     $      2.57     $      2.00     $      1.21     $      1.46
      INCOME FROM CONTINUING OPERATIONS            $      2.61     $      2.43     $      2.02     $      1.13     $      1.27
      NET INCOME                                   $      2.79     $      2.69     $      2.23     $      1.35     $      1.48

    DILUTED EARNINGS PER SHARE:
      CORE INCOME                                  $      2.59     $      2.49     $      1.94     $      1.18     $      1.40
      INCOME FROM CONTINUING OPERATIONS            $      2.55     $      2.37     $      1.96     $      1.10     $      1.23
      NET INCOME                                   $      2.72     $      2.62     $      2.17     $      1.31     $      1.42

    ADJUSTED REVENUE                               $    70,792     $    66,188     $    57,427     $    47,156     $    44,985

    TOTAL ASSETS                                   $ 1,051,450     $   902,210     $   795,584     $   740,336     $   755,167

    COMMON STOCKHOLDERS' EQUITY                    $    79,722     $    64,461     $    56,395     $    48,761     $    44,610

    TOTAL STOCKHOLDERS' EQUITY                     $    81,247     $    66,206     $    58,290     $    51,035     $    47,956

    RETURN ON AVG. COMMON EQUITY(2)                       19.7%           22.4%           21.5%           14.4%           17.5%

    BOOK VALUE PER SHARE                           $     15.47     $     12.84     $     11.23     $      9.66     $      8.80

    DILUTED COMMON SHARES OUTSTANDING (MILLIONS)         5,147           5,122           5,128           5,144           5,226

    MARKET CAPITALIZATION (AT YEAR-END)            $   259,906     $   256,400     $   209,800     $   125,400     $   136,500

    EMPLOYEES (FULL NUMBER)                            268,000         233,000         212,500         202,400         184,300

    NOTES:

(1) On August 20, 2002, Citigroup completed the distribution to its stockholders of a majority portion of its remaining ownership interest in Travelers Property Casualty Corp. (TPC). As required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the results of TPC are reported in the Company's Statement of Income separately as discontinued operations for all periods presented. In accordance with SFAS No. 144, the Statement of Consolidated Financial Position has not been restated. TPC represented the primary vehicle by which Citigroup engaged in the property and casualty insurance business.

(2) The return on average common stockholders equity is calculated using net income after deducting preferred stock dividends.

    CITIGROUP - KEY DATA
    ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       2001            2000            1999            1998            1997
                                                   ---------------------------------------------------------------------------
    LEVERAGE RATIOS:
           DEBT/TOTAL CAPITALIZATION                     28.89%          20.78%           6.38%           6.04%           3.40%
           DEBT + PREFERRED SECURITIES/TOTAL
             CAPITALIZATION                              34.72%          26.40%          13.90%          13.69%           9.48%
    UNREALIZED GAIN/(LOSS) ON INVESTMENT
      SECURITIES (AFTER-TAX)                       $       852     $       973     $     1,647     $     1,433     $     1,697
    --------------------------------------------------------------------------------------------------------------------------
    PRICE:
           HIGH                                    $     53.53     $     55.16     $     40.76     $     34.29     $     26.77
           LOW                                           32.20           32.98           22.86           13.30           13.61
           CLOSE                                   $     47.10     $     47.64     $     38.97     $     23.18     $     23.58
    --------------------------------------------------------------------------------------------------------------------------
    REPURCHASES:
           NUMBER OF SHARES (IN THOUSANDS)              64,184          87,149         116,697         126,742         153,680
           COST                                    $     3,045     $     4,066     $     3,954     $     3,139     $     3,467
           CUMULATIVE                              $    26,179     $    23,134     $    19,068     $    15,114     $    11,975
    --------------------------------------------------------------------------------------------------------------------------
    VALUATION AT YEAR-END:
           PRICE/EARNINGS (BASIC - CORE INCOME)             18 x            19 x            19 x            19 x            16 x
           PRICE/EARNINGS (DILUTED - CORE INCOME)           18 x            19 x            20 x            20 x            17 x
    --------------------------------------------------------------------------------------------------------------------------

    NOTES:

(1) Adjusted for stock splits through 4/01. Also adjusted for the TPC distribution.

    CITIGROUP
    SEGMENT CORE INCOME
    PRODUCT VIEW
    ($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
    GLOBAL CONSUMER:
       Cards                                        $  2,547    $  2,239    $  1,663
       Consumer Finance                                1,925       1,435       1,191
       Retail Banking                                  2,591       1,973       1,697
       Other                                            (100)        (93)         52
                                                    --------    --------    --------
       TOTAL GLOBAL CONSUMER                           6,963       5,554       4,603
                                                    --------    --------    --------

    GLOBAL CORPORATE AND INVESTMENT BANK:
       Capital Markets and Banking                     4,008       3,672       3,335
       Private Client                                    773       1,068         914
       Transaction Services                              420         465         174
       Other                                              54         (29)        (90)
                                                    --------    --------    --------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK      5,255       5,176       4,333
                                                    --------    --------    --------

    GLOBAL INVESTMENT MANAGEMENT:
       Life Insurance and Annuities                      836         794         635
       Private Bank                                      372         322         269
       Asset Management                                  404         355         337
                                                    --------    --------    --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT                 1,612       1,471       1,241
                                                    --------    --------    --------

    PROPRIETARY INVESTMENT ACTIVITIES(1)                 224       1,412         524

    CORPORATE/OTHER                                     (637)       (730)       (592)
                                                    --------    --------    --------

    TOTAL CORE INCOME                               $ 13,417    $ 12,883    $ 10,109
                                                    ========    ========    ========

    NOTES:

(1) Includes Realized Insurance Investment Portfolio Gains/(Losses) primarily from the Life Insurance and Annuities and Primerica Financial Services businesses.

    CITIGROUP
    SEGMENT CORE INCOME
    REGIONAL VIEW(1)
    ($ IN MILLIONS)

                                                          2001        2000        1999
                                                        --------    --------    --------
    NORTH AMERICA (EXCLUDING MEXICO)
        Consumer                                        $  4,583    $  3,684    $  3,259
        Corporate                                          2,819       2,558       2,534
        Investment Management                              1,316       1,260       1,073
                                                        --------    --------    --------
             TOTAL NORTH AMERICA (EXCLUDING MEXICO)        8,718       7,502       6,866
                                                        --------    --------    --------

    MEXICO(2)
        Consumer                                             195         (47)         27
        Corporate                                            106          96          56
        Investment Management                                 82          27          13
                                                        --------    --------    --------
             TOTAL MEXICO                                    383          76          96
                                                        --------    --------    --------

    WESTERN EUROPE
        Consumer                                             447         369         303
        Corporate                                            543         697         446
        Investment Management                                  6         (16)          6
                                                        --------    --------    --------
             TOTAL WESTERN EUROPE                            996       1,050         755
                                                        --------    --------    --------

    JAPAN
        Consumer                                             963         746         494
        Corporate                                            100         348         134
        Investment Management                                 33          17          23
                                                        --------    --------    --------
             TOTAL JAPAN                                   1,096       1,111         651
                                                        --------    --------    --------

    ASIA (EXCLUDING JAPAN)
        Consumer                                             608         534         337
        Corporate                                            630         547         429
        Investment Management                                 79          54          33
                                                        --------    --------    --------
             TOTAL ASIA (EXCLUDING JAPAN)                  1,317       1,135         799
                                                        --------    --------    --------

    LATIN AMERICA
        Consumer                                              83         227         153
        Corporate                                            549         535         491
        Investment Management                                 65          94          70
                                                        --------    --------    --------
             TOTAL LATIN AMERICA                             697         856         714
                                                        --------    --------    --------

    CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                              84          41          30
        Corporate                                            508         395         243
        Investment Management                                 31          35          23
                                                        --------    --------    --------
             TOTAL CEEMEA                                    623         471         296
                                                        --------    --------    --------

    PROPRIETARY INVESTMENT ACTIVITIES                        224       1,412         524

    CORPORATE/ OTHER                                        (637)       (730)       (592)
                                                        --------    --------    --------

    TOTAL CORE INCOME                                   $ 13,417    $ 12,883    $ 10,109
                                                        ========    ========    ========

    NOTES:

(1) Proprietary Investment Activities and Corporate/Other are not allocated to the geographic regions.
(2) Includes the operations of Banamex from August 6, 2001 forward.

    CITIGROUP
    SEGMENT ADJUSTED NET REVENUE(1)
    PRODUCT VIEW
    ($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
    GLOBAL CONSUMER:
       Cards                                        $ 15,508    $ 13,113    $ 11,826
       Consumer Finance                                8,868       7,738       6,601
       Retail Banking                                 11,281       9,696       9,213
       Other                                             276         231         544
                                                    --------    --------    --------
       TOTAL GLOBAL CONSUMER                          35,933      30,778      28,184
                                                    --------    --------    --------

    GLOBAL CORPORATE AND INVESTMENT BANK:
       Capital Markets and Banking                    17,492      16,192      13,457
       Private Client                                  5,940       6,900       5,923
       Transaction Services                            3,516       3,427       2,890
       Other                                            (202)       (277)       (210)
                                                    --------    --------    --------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK     26,746      26,242      22,060
                                                    --------    --------    --------

    GLOBAL INVESTMENT MANAGEMENT:
       Life Insurance and Annuities                    4,379       4,018       3,464
       Private Bank                                    1,542       1,417       1,212
       Asset Management                                2,085       1,895       1,503
                                                    --------    --------    --------
       TOTAL GLOBAL INVESTMENT MANAGEMENT              8,006       7,330       6,179
                                                    --------    --------    --------

    PROPRIETARY INVESTMENT ACTIVITIES(2)                 441       2,373         882

    CORPORATE/OTHER                                     (334)       (535)        122
                                                    --------    --------    --------

    TOTAL ADJUSTED NET REVENUES                     $ 70,792    $ 66,188    $ 57,427
                                                    ========    ========    ========

    NOTES:
(1) On a managed basis.
(2) Includes Realized Insurance Investment Portfolio Gains/(Losses) primarily from the Life Insurance and Annuities and Primerica Financial Services businesses.

    CITIGROUP
    SEGMENT ADJUSTED NET REVENUE(1)
    REGIONAL VIEW(2)
    ($ IN MILLIONS)

                                                          2001        2000        1999
                                                        --------    --------    --------
    NORTH AMERICA (EXCLUDING MEXICO)
        Consumer                                        $ 24,817    $ 21,474    $ 20,018
        Corporate                                         16,125      15,854      13,782
        Investment Management                              6,011       5,696       4,962
                                                        --------    --------    --------
             TOTAL NORTH AMERICA (EXCLUDING MEXICO)       46,953      43,024      38,762
                                                        --------    --------    --------

    MEXICO(3)
        Consumer                                           1,411         270         348
        Corporate                                            448         289         202
        Investment Management                                410         148          60
                                                        --------    --------    --------
             TOTAL MEXICO                                  2,269         707         610
                                                        --------    --------    --------

    WESTERN EUROPE
        Consumer                                           2,293       2,200       2,290
        Corporate                                          3,946       4,138       3,108
        Investment Management                                296         306         267
                                                        --------    --------    --------
             TOTAL WESTERN EUROPE                          6,535       6,644       5,665
                                                        --------    --------    --------

    JAPAN
        Consumer                                           3,431       2,795       1,930
        Corporate                                            324         675         383
        Investment Management                                235         205         174
                                                        --------    --------    --------
             TOTAL JAPAN                                   3,990       3,675       2,487
                                                        --------    --------    --------

    ASIA (EXCLUDING JAPAN)
        Consumer                                           2,223       2,110       1,811
        Corporate                                          2,281       2,136       1,938
        Investment Management                                372         318         301
                                                        --------    --------    --------
             TOTAL ASIA (EXCLUDING JAPAN)                  4,876       4,564       4,050
                                                        --------    --------    --------

    LATIN AMERICA
        Consumer                                           1,187       1,477       1,437
        Corporate                                          1,867       1,703       1,596
        Investment Management                                532         495         275
                                                        --------    --------    --------
             TOTAL LATIN AMERICA                           3,586       3,675       3,308
                                                        --------    --------    --------

    CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                             571         452         350
        Corporate                                          1,755       1,447       1,051
        Investment Management                                150         162         140
                                                        --------    --------    --------
             TOTAL CEEMEA                                  2,476       2,061       1,541
                                                        --------    --------    --------

    PROPRIETARY INVESTMENT ACTIVITIES                        441       2,373         882

    CORPORATE/ OTHER                                        (334)       (535)        122
                                                        --------    --------    --------

    TOTAL ADJUSTED NET REVENUES                         $ 70,792    $ 66,188    $ 57,427
                                                        ========    ========    ========

    NOTES:

(1) On a managed basis.
(2) Proprietary Investment Activities and Corporate/Other are not allocated to the geographic regions.
(3) Includes the operations of Banamex from August 6, 2001 forward.

    CITIGROUP
    GLOBAL CONSUMER
    CARDS
    ($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)   $ 15,508    $ 13,113    $ 11,826
    Adjusted Operating Expenses                        5,483       5,247       4,723
    Adjusted Provision for Credit Losses(1)            6,050       4,361       4,462
                                                    --------    --------    --------
    Core Income Before Taxes                           3,975       3,505       2,641
    Income Taxes                                       1,428       1,266         978
                                                    --------    --------    --------
    CORE INCOME                                     $  2,547    $  2,239    $  1,663
                                                    ========    ========    ========

    Managed Average Assets (in billions of dollars) $    120    $    109    $     96
                                                    ========    ========    ========

    Return on Managed Assets                            2.12%       2.05%       1.73%
                                                    ========    ========    ========

    KEY INDICATORS

    TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
       North America                                    93.1        85.8        77.2
       International                                    12.9        11.3         9.4
                                                    --------    --------    --------
       Total                                           106.0        97.1        86.6
                                                    ========    ========    ========

    TOTAL SALES (IN BILLIONS OF DOLLARS):
       North America                                $  233.2    $  231.4    $  200.4
       International                                    32.4        34.2        33.4
                                                    --------    --------    --------
       Total                                        $  265.6    $  265.6    $  233.8
                                                    ========    ========    ========

    AVERAGE MANAGED LOANS (IN BILLIONS OF DOLLARS):
       North America                                $  104.6    $   94.0    $   81.7
       International                                    10.0         9.8         8.7
                                                    --------    --------    --------
       Total                                        $  114.6    $  103.8    $   90.4
                                                    ========    ========    ========

    MANAGED NET CREDIT LOSSES
      (IN MILLIONS OF DOLLARS):
       North America                                $  5,655    $  4,017    $  3,979
       International                                     396         350         437
                                                    --------    --------    --------
       Total                                        $  6,051    $  4,367    $  4,416
                                                    ========    ========    ========

    END OF PERIOD MANAGED RECEIVABLES (IN BILLIONS OF DOLLARS)
                                                    $  122.6    $  115.4    $   96.8

    NET CREDIT LOSS RATIO                               5.28%       4.21%       4.88%

    LOANS 90+DAYS PAST DUE:
    In millions of dollars                          $  2,384    $  1,671    $  1,531
    %                                                   1.96%       1.46%       1.59%

(1) On a managed basis.

    CITIGROUP
    GLOBAL CONSUMER
    CARDS
    GEOGRAPHIC AND BUSINESS DISTRIBUTION
    ($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
    GEOGRAPHIC AND BUSINESS DISTRIBUTION

    NORTH AMERICA:
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE(1)   $ 13,385    $ 10,197    $  9,979
    Adjusted Operating Expenses                        4,341       4,039       3,681
    Adjusted Provision for Credit Losses(1)            5,646       4,003       4,007
                                                    --------    --------    --------
    Core Income Before Taxes                           3,398       2,155       2,291
    Income Taxes                                       1,231         330         847
                                                    --------    --------    --------
    CORE INCOME                                     $  2,167    $  1,825    $  1,444
                                                    ========    ========    ========

    Managed Average Assets (in billions of dollars) $    109    $     98    $     87
                                                    ========    ========    ========

    Return on Managed Assets                            1.99%       1.86%       1.66%
                                                    ========    ========    ========

    INTERNATIONAL:
    TOTAL REVENUES, NET OF INTEREST EXPENSE         $  2,123    $  2,916    $  1,847
    Adjusted Operating Expenses                        1,142       1,208       1,042
    Provision for Credit Losses                          404         358         455
                                                    --------    --------    --------
    Core Income Before Taxes                             577       1,350         350
    Income Taxes                                         197         936         131
                                                    --------    --------    --------
    CORE INCOME                                     $    380    $    414    $    219
                                                    ========    ========    ========

    Average Assets (in billions of dollars)         $     11    $     11    $      9
                                                    ========    ========    ========

    Return on Assets                                    3.45%       3.76%       2.43%
                                                    ========    ========    ========

(1) On a managed basis.

    CITIGROUP
    GLOBAL CONSUMER
    CARDS
    CITICARDS AND DINERS CLUB N.A. - SUPPLEMENTAL DATA
    ($ IN MILLIONS)

                                                                       2001                2000                1999
                                                                 -----------------   -----------------   -----------------

CITICARDS AND DINERS CLUB N.A.:

ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                          $  12,985           $  10,781           $   9,864
Adjusted Operating Expenses                                                 4,118               3,970               3,607
Adjusted Provision for Credit Losses (1)                                    5,593               3,974               3,979
                                                                 -----------------   -----------------   -----------------
Core Income Before Taxes                                                    3,274               2,837               2,278
Income Taxes                                                                1,199               1,043                 842
                                                                 -----------------   -----------------   -----------------
CORE INCOME                                                             $   2,075           $   1,794           $   1,436
                                                                 =================   =================   =================

Managed Average Assets (in billions of dollars)                         $     108           $      98             $    86
                                                                 =================   =================   =================

Return on Managed Assets                                                    1.92%               1.83%               1.67%
                                                                 =================   =================   =================


CITICARDS(2):
KEY INDICATORS

Net Interest Revenue (in millions of dollars)(3)                        $  10,400           $   8,108           $   7,574
% of Average Managed Loans                                                  10.19%               8.84%               9.53%

Risk Adjusted Revenue (in millions of dollars)(4)                       $   7,076           $   6,491           $   5,616
% of Average Managed Loans                                                   6.93%               7.08%               7.06%

Adjusted Operating Expenses
     as % of Average Managed Loans                                          3.76%                4.03%               4.20%

End of Period Managed Receivables (in billions of dollars)              $   108.9           $   103.2           $    85.6
Total EOP Open Accounts (in millions)                                        89.2                83.6                75.6
Total Sales (in billions of dollars)                                    $   218.5           $   215.7           $   183.1

END OF PERIOD LOANS:
--------------------
     On Balance Sheet                                                   $    34.2           $    37.0           $    27.4
     Securitized                                                             67.0                57.2                55.6
     Held for Sale                                                            6.5                 8.1                 2.1
                                                                 -----------------   -----------------   -----------------
        Total                                                           $   107.7           $   102.3           $    85.1
                                                                 =================   =================   =================

AVERAGE LOANS:
--------------
     On Balance Sheet                                                   $    33.7           $    33.2           $    25.8
     Securitized                                                             61.1                53.2                50.7
     Held for Sale                                                            7.3                 5.3                 3.0
                                                                 -----------------   -----------------   -----------------
        Total                                                           $   102.1           $    91.7           $    79.5
                                                                 =================   =================   =================

Managed Net Credit Losses (in millions of dollars)                      $   5,556           $   3,921           $   3,903

Coincident Net Credit Loss Ratio                                             5.44%               4.28%               4.91%

12 Month Lagged Net Credit Loss Ratio                                        6.06%               4.93%               5.87%

LOANS 90+ DAYS PAST DUE:
------------------------
In millions of dollars                                                  $   2,135            $   1,497           $   1,285
%                                                                            1.98%               1.46%               1.51%

(1) On a managed basis.

(2) CitiCards is included within the North American Region of Cards and excludes Diners Club N.A., Mexico and Puerto Rico.

(3) Includes delinquency and other risk-based charges.

(4) Risk Adjusted Revenue is adjusted revenues less managed net credit losses.

CITIGROUP
GLOBAL CONSUMER
CONSUMER FINANCE
($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $  8,868    $  7,738    $  6,601
Adjusted Operating Expenses                            3,302       3,338       2,821
Adjusted Provision for Credit Losses                   2,529       2,161       1,880
                                                    --------    --------    --------
Core Income Before Taxes                               3,037       2,239       1,900
Income Taxes                                           1,112         804         709
                                                    --------    --------    --------
CORE INCOME                                         $  1,925    $  1,435    $  1,191
                                                    ========    ========    ========

Average Assets (in billions of dollars)             $     84    $     76    $     64
                                                    ========    ========    ========

Return on Assets                                        2.29%       1.89%       1.86%
                                                    ========    ========    ========

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    Real estate secured loans                       $   44.1    $   37.8    $   32.9
    Personal loans                                      19.2        17.3        15.1
    Auto                                                 4.6         3.7         2.0
    Sales finance and other                              3.5         3.5         3.7
                                                    --------    --------    --------
        Total                                       $   71.4    $   62.3    $   53.7
                                                    ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    North America                                   $   57.7    $   51.3    $   45.2
    International                                       13.7        11.0         8.5
                                                    --------    --------    --------
        Total                                       $   71.4    $   62.3    $   53.7
                                                    ========    ========    ========

AVERAGE YIELD:
    North America                                      13.66%      14.17%      14.46%
    International                                      25.13%      23.69%      22.89%
        Total                                          15.85%      15.89%      15.80%

AVERAGE NET INTEREST MARGIN:
    North America                                       8.19%       8.01%       8.45%
    International                                      22.13%      21.66%      20.59%
        Total                                          10.86%      10.46%      10.38%

NET CREDIT LOSS RATIO                                   3.10%       2.96%       2.99%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                          $  2,243    $  1,435    $  1,131
    %                                                   3.04%       2.15%       1.94%

NUMBER OF OFFICES:
    North America                                      2,413       2,863       3,008
    International                                      1,150       1,170         915
                                                    --------    --------    --------
        Total                                          3,563       4,033       3,923
                                                    ========    ========    ========

CITIGROUP
GLOBAL CONSUMER
CONSUMER FINANCE
GEOGRAPHIC DISTRIBUTION
($ IN MILLIONS)

                                                      2001        2000        1999
                                                    --------    --------    --------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA:
TOTAL REVENUES, NET OF INTEREST EXPENSE             $  5,687    $  5,197    $  4,702
Adjusted Operating Expenses                            2,101       2,328       2,042
Provision for Benefits, Claims and Credit
  Losses                                               1,777       1,561       1,448
                                                    --------    --------    --------
Core Income Before Taxes                               1,809       1,308       1,212
Income Taxes                                             674         474         449
                                                    --------    --------    --------
CORE INCOME                                         $  1,135    $    834    $    763
                                                    ========    ========    ========

Average Assets (in billions of dollars)             $     67    $     61    $     51
                                                    ========    ========    ========

Return on Assets                                        1.69%       1.37%       1.50%
                                                    ========    ========    ========

INTERNATIONAL:
TOTAL REVENUES, NET OF INTEREST EXPENSE             $  3,181    $  2,541    $  1,899
Adjusted Operating Expenses                            1,201       1,010         779
Provision for Benefits, Claims and Credit
  Losses                                                 752         600         432
                                                    --------    --------    --------
Core Income Before Taxes                               1,228         931         688
Income Taxes                                             438         330         260
                                                    --------    --------    --------
CORE INCOME                                         $    790    $    601    $    428
                                                    ========    ========    ========

Average Assets (in billions of dollars)             $     17    $     15    $     13
                                                    ========    ========    ========

Return on Assets                                        4.65%       4.01%       3.29%
                                                    ========    ========    ========

    CITIGROUP
    GLOBAL CONSUMER
    CONSUMER FINANCE
    CITIFINANCIAL - SUPPLEMENTAL DATA(1)
    ($ IN MILLIONS)


                                                            2001                2000                1999
                                                      -----------------   -----------------   -----------------

ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $         5,511     $         5,076     $         4,599
Adjusted Operating Expenses                                      2,006               2,255               1,980
Adjusted Provision for Credit Losses                             1,746               1,532               1,414
                                                      -----------------   -----------------   -----------------
Core Income Before Taxes                                         1,759               1,289               1,205
Income Taxes                                                       654                 467                 445
                                                      -----------------   -----------------   -----------------
CORE INCOME                                            $         1,105     $           822     $           760
                                                      =================   =================   =================

Average Assets (in billions of dollars)                $            66     $            60     $            50
                                                      =================   =================   =================

Return on Assets                                                  1.67%               1.37%               1.52%
                                                      =================   =================   =================


KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
---------------------------------------
     Real estate secured loans                         $          40.7     $          35.1     $          30.5
     Personal loans                                                9.7                 9.6                 9.5
     Auto                                                          4.3                 3.4                 1.9
     Sales finance and other                                       2.5                 2.7                 2.9
                                                      -----------------   -----------------   -----------------
          Total                                        $          57.2     $          50.8     $          44.8
                                                      =================   =================   =================


NUMBER OF OFFICES:                                               2,221               2,720               2,876

AVERAGE YIELD:                                                   13.43%              14.01%              14.32%

AVERAGE NET INTEREST MARGIN:                                      7.99%               7.87%               8.33%

NET CREDIT LOSS RATIO:                                            2.62%               2.58%               2.66%

LOANS 90+ DAYS PAST DUE:
------------------------
     In millions of dollars                            $         1,991     $         1,267     $           943
     %                                                            3.38%               2.37%               1.96%

(1) CitiFinancial is included within the North American Region of Consumer Finance and excludes Mexico and Puerto Rico.

    CITIGROUP
    GLOBAL CONSUMER
    RETAIL BANKING
    ($ IN MILLIONS)

                                                                                   2001           2000           1999
                                                                                -----------    -----------    -----------
    TOTAL REVENUES, NET OF INTEREST EXPENSE                                     $    11,281    $     9,696    $     9,213
    Adjusted Operating Expenses                                                       6,172          5,563          5,284
    Provision for Benefits, Claims and Credit Losses                                  1,061            980          1,188
                                                                                -----------    -----------    -----------
    Core Income Before Taxes and Minority Interest                                    4,048          3,153          2,741
    Income Taxes                                                                      1,430          1,161          1,025
    Minority Interest, After-tax                                                         27             19             19
                                                                                -----------    -----------    -----------
    CORE INCOME                                                                 $     2,591    $     1,973    $     1,697
                                                                                ===========    ===========    ===========

    Average Assets (in billions of dollars)                                     $       139    $       110    $       105
                                                                                ===========    ===========    ===========

    Return on Assets                                                                   1.86%          1.79%          1.62%
                                                                                ===========    ===========    ===========

    KEY INDICATORS

    AVERAGE LOANS (IN BILLIONS OF DOLLARS):
         North America                                                          $      59.8    $      45.4    $      38.0
         International                                                                 37.6           36.4           36.9
                                                                                -----------    -----------    -----------
               Average Loans(1)                                                 $      97.4    $      81.8    $      74.9
                                                                                ===========    ===========    ===========

    AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
         North America                                                          $      68.3    $      50.0    $      47.7
         International                                                                 78.7           72.8           68.8
                                                                                -----------    -----------    -----------
               Total                                                            $     147.0    $     122.8    $     116.5
                                                                                ===========    ===========    ===========

    EOP ACCOUNTS (IN MILLIONS):
         North America                                                                 21.8           12.5           11.9
         International                                                                 18.9           16.9           15.5
                                                                                -----------    -----------    -----------
               Total                                                                   40.7           29.4           27.4
                                                                                ===========    ===========    ===========

    BRANCHES:
         North America                                                                1,945            576            625
         International                                                                  913            883            751
                                                                                -----------    -----------    -----------
               Total                                                                  2,858          1,459          1,376
                                                                                ===========    ===========    ===========

    ATM-ONLY LOCATIONS:
         North America                                                                  165            140            307
         International                                                                  382            280            262
                                                                                -----------    -----------    -----------
               Total                                                                    547            420            569
                                                                                ===========    ===========    ===========

    PROPRIETARY ATMS:
         North America                                                                6,574          2,354          2,605
         International                                                                2,195          1,804          1,726
                                                                                -----------    -----------    -----------
               Total                                                                  8,769          4,158          4,331
                                                                                ===========    ===========    ===========

    NET CREDIT LOSS RATIO                                                              0.65%          0.76%          0.90%

    LOANS 90+DAYS PAST DUE:
      In millions of dollars                                                    $     3,437    $     2,124    $     2,223
      %                                                                                3.30%          2.37%          2.82%

    PRIMERICA FINANCIAL SERVICES:
      Agents Licensed for Life Insurance                                             95,679         86,900         79,809
      Life Insurance in Force (in billions of dollars)                          $     434.8    $     412.7    $     394.9
      Total Mutual Fund Sales (in millions of dollars)                          $   3,408.8    $   4,220.3    $   3,123.5
      Cash advanced on Loans (in millions of dollars)(2)                        $   3,869.8    $   2,092.3    $   1,920.0
      Variable Annuity Net Written Premiums & Deposits (in million of dollars)  $     924.0    $   1,056.7    $     990.1

    NOTES:

(1) Includes loans held for sale.
(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

CITIGROUP
GLOBAL CONSUMER
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION
($ IN MILLIONS)

                                                                     2001               2000                1999
                                                                --------------     --------------      --------------
GEOGRAPHIC AND BUSINESS DISTRIBUTION

REVENUES:

NORTH AMERICA:
    Citibanking North America                                   $        2,872     $        2,421      $        2,272
    Consumer Assets                                                      1,022                904                 820
    Primerica Financial Services                                         1,979              1,915               1,774
    Mexico                                                               1,005                158                 275
                                                                --------------     --------------      --------------
    TOTAL NORTH AMERICA RETAIL BANKING                          $        6,878     $        5,398      $        5,141
                                                                --------------     --------------      --------------

INTERNATIONAL:
    Western Europe                                              $        1,567     $        1,548      $        1,619
    Japan                                                                  435                420                 342
    Asia (excluding Japan)                                               1,297              1,212               1,040
    Latin America                                                          763                856                 858
    CEEMEA                                                                 341                262                 213
                                                                --------------     --------------      --------------
    TOTAL INTERNATIONAL RETAIL BANKING                          $        4,403     $        4,298      $        4,072
                                                                --------------     --------------      --------------

    TOTAL RETAIL BANKING                                        $       11,281     $        9,696      $        9,213
                                                                ==============     ==============      ==============

CORE INCOME:

NORTH AMERICA:
    Citibanking North America                                   $          626     $          362      $          291
    Consumer Assets                                                        343                292                 249
    Primerica Financial Services                                           512                492                 452
    Mexico                                                                  97                (73)                 34
                                                                --------------     --------------      --------------
    TOTAL NORTH AMERICA RETAIL BANKING                          $        1,578     $        1,073      $        1,026
                                                                --------------     --------------      --------------

INTERNATIONAL:
    Western Europe                                              $          305     $          289      $          258
    Japan                                                                  138                123                  83
    Asia (excluding Japan)                                                 420                342                 224
    Latin America                                                           96                119                  74
    CEEMEA                                                                  54                 27                  32
                                                                --------------     --------------      --------------
    TOTAL INTERNATIONAL RETAIL BANKING                          $        1,013     $          900      $          671
                                                                --------------     --------------      --------------

    TOTAL RETAIL BANKING                                        $        2,591     $        1,973      $        1,697
                                                                ==============     ==============      ==============

    CITIGROUP
    GLOBAL CORPORATE AND INVESTMENT BANK
    INCOME STATEMENT
    ($ IN MILLIONS)



                                                                         2001                2000                1999
                                                               ------------------  -----------------   -----------------
REVENUES:
     Commissions and Fees                                       $           5,200   $          5,694    $          4,813
     Asset Management and Administration Fees                               2,717              2,785               2,163
     Investment Banking                                                     4,516              4,094               3,353
     Principal Transactions                                                 4,841              5,195               4,557
     Other Revenue                                                          1,012              1,583                 837
                                                                ------------------  -----------------   -----------------
         Total Non-Interest Revenues                                       18,286             19,351              15,723
         Net Interest and Dividends                                         8,460              6,891               6,337
                                                                ------------------  -----------------   -----------------
          Total Revenues, Net of Interest Expense                          26,746             26,242              22,060
                                                                ------------------  -----------------   -----------------

     Non-Interest Expenses:
         Compensation and Benefits                                         11,353             11,252               9,553
         Other Operating and Administrative Expenses                        5,738              5,918               5,092
                                                                ------------------  -----------------   -----------------
          Total Non-Interest Expenses                                      17,091             17,170              14,645
                                                                ------------------  -----------------   -----------------

     Provision for Credit Losses                                            1,464                947                 542
                                                                ------------------  -----------------   -----------------
     Core Income Before Taxes and Minority Interest                         8,191              8,125               6,873
     Income Taxes and Minority Interest, After-tax                          2,936              2,949               2,540
                                                                ------------------  -----------------   -----------------
           CORE INCOME                                          $           5,255     $        5,176               4,333
                                                                ==================  =================   =================

    CITIGROUP
    GLOBAL CORPORATE AND INVESTMENT BANK
    CAPITAL MARKETS AND BANKING
    ($ IN MILLIONS)

                                                                            2001            2000            1999
                                                                         ----------      ----------      ----------
    Total Revenues, Net of Interest Expense                              $   17,492      $   16,192      $   13,457
    Adjusted Operating Expenses                                               9,741           9,399           7,654
    Provision for Credit Losses                                               1,439             920             468
                                                                         ----------      ----------      ----------
    Core Income Before Taxes and Minority Interest                            6,312           5,873           5,335
    Income Taxes                                                              2,285           2,176           1,991
    Minority Interest, After-tax                                                 19              25               9
                                                                         ----------      ----------      ----------
    CORE INCOME                                                          $    4,008      $    3,672      $    3,335
                                                                         ==========      ==========      ==========

    INVESTMENT BANKING
    UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
      DEBT AND EQUITY:

         Global Volume(1)                                                $  496,596      $ 359,857       $  341,949
         Global Market Share                                                   12.1%          10.9%            10.0%
         Rank                                                                     1              2                2

         U.S. Volume(2)                                                  $  402,834      $ 261,651       $  279,051
         U.S. Market Share                                                     13.8%          13.1%            12.8%
         Rank                                                                     1              2                2

    NOTES:

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
PRIVATE CLIENT
($ IN MILLIONS)

                                                                           2001                2000               1999
                                                                       ------------       ------------      -------------
    TOTAL REVENUES, NET OF INTEREST EXPENSE                            $      5,940       $      6,900      $       5,923
    Adjusted Operating Expenses                                               4,701              5,191              4,460
    Provision for Credit Losses                                                   4                  -                  -
                                                                       ------------       ------------      -------------
    Core Income Before Taxes                                                  1,235              1,709              1,463
    Income Taxes                                                                462                641                549
                                                                       ------------       ------------      -------------
    CORE INCOME                                                        $        773       $      1,068      $         914
                                                                       ============       ============      =============

    PRIVATE CLIENT
       Financial Consultants                                                 12,927             11,353             11,463
       Annualized Revenue per FC (000)                                 $        466       $        583      $         534
       Branch offices                                                           536                522                485

    SALOMON SMITH BARNEY
    CLIENT ASSETS (IN BILLIONS OF DOLLARS)
    ASSETS UNDER FEE-BASED MANAGEMENT:
       Consulting Group and Internally Managed Accounts                $      150.2       $      145.6      $       126.2
       Financial Consultant Managed Accounts                                   54.9               56.2               43.6
                                                                       ------------       ------------      -------------
          TOTAL(1)                                                     $      205.1       $      201.8      $       169.8
                                                                       ============       ============      =============

    Total Client Assets                                                $        977       $        977      $         965
    U.S. Bank Deposit Program                                          $       35.6       $          -      $           -

    NOTES:

(1) Includes some assets jointly managed with Citigroup Asset Management.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
($ IN MILLIONS)

                                                                      2001             2000             1999
                                                                   ----------       ----------       ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                            $    3,516       $    3,427       $    2,890
Adjusted Operating Expenses                                             2,828            2,680            2,529
Provision for Credit Losses                                                21               27               74
                                                                   ----------       ----------       ----------
Core Income Before Taxes and Minority Interest                            667              720              287
Income Taxes                                                              240              262              114
Minority Interest, After-tax                                                7               (7)              (1)
                                                                   ----------       ----------       ----------
CORE INCOME                                                        $      420       $      465       $      174
                                                                   ==========       ==========       ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)                           $       77       $       64       $       56

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                            $      4.8       $      4.1       $      3.8

    CITIGROUP
    GLOBAL INVESTMENT MANAGEMENT
    LIFE INSURANCE AND ANNUITIES
    ($ IN MILLIONS)

                                                                       2001        2000        1999
                                                                     --------    --------    --------
    TOTAL REVENUES, NET OF INTEREST EXPENSE*                         $  4,379    $  4,018    $  3,464
    Total Operating Expenses                                              394         447         468
    Provisions for Benefits and Claims                                  2,745       2,388       2,033
                                                                     --------    --------    --------
    Core Income Before Taxes and Minority Interest                      1,240       1,183         963
    Income Taxes                                                          394         389         328
    Minority Interest, After-tax                                           10           -           -
                                                                     --------    --------    --------
    CORE INCOME                                                      $    836    $    794    $    635
                                                                     ========    ========    ========

    Travelers Life & Annuity - Core Income                           $    818    $    777    $    624
    International Insurance Manufacturing - Core Income              $     18    $     17    $     11

    PRE-TAX CONTRIBUTION BY SOURCE:
         Individual annuities                                        $    433    $    446    $    373
         Group annuities                                                  439         418         280
         Life and long-term care insurance                                260         202         174
         Other (includes run-off and return on excess capital)             73          71         119
                                                                     --------    --------    --------
              Total Travelers Life & Annuity                            1,205       1,157         946
            Total International Insurance Manufacturing                    35          26          17
                                                                     --------    --------    --------
              TOTAL LIFE INSURANCE AND ANNUITIES                     $  1,240    $  1,183    $    963
                                                                     ========    ========    ========

    TRAVELERS LIFE AND ANNUITY:

    INDIVIDUAL ANNUITIES
    NET WRITTEN PREMIUMS AND DEPOSITS
         Fixed                                                       $  2,120    $  1,267    $  1,008
         Variable                                                       4,000       5,025       4,265
         Individual Payout                                                 59          80          78
                                                                     --------    --------    --------
            Total                                                    $  6,179    $  6,372    $  5,351
                                                                     ========    ========    ========

    POLICYHOLDER ACCOUNT BALANCES & BENEFIT RESERVES (1)
         Fixed                                                       $  9,289    $  8,050    $  7,994
         Variable                                                      20,117      20,704      19,311
         Individual Payout                                                626         630         617
                                                                     --------    --------    --------
            Total                                                    $ 30,032    $ 29,384    $ 27,922
                                                                     ========    ========    ========

    GROUP ANNUITIES
    Net written premiums and deposits(2)                             $  7,068    $  5,528    $  5,619

    Policyholder account balances & benefit reserves:(1)
         GIC's and other investment contracts                        $ 15,345    $ 12,599    $ 10,754
         Payout Group annuities                                         5,647       4,861       4,363
                                                                     --------    --------    --------
            Total                                                    $ 20,992    $ 17,460    $ 15,117
                                                                     ========    ========    ========

    INDIVIDUAL LIFE INSURANCE
    NET WRITTEN PREMIUMS AND DEPOSITS
         Direct periodic premiums and deposits                       $    652    $    511    $    409
         Single premium deposits                                          208          98          84
         Reinsurance                                                      (96)        (83)        (71)
                                                                     --------    --------    --------
            Total                                                    $    764    $    526    $    422
                                                                     ========    ========    ========

    Policyholder account balances & benefit reserves                 $  3,401    $  2,983    $  2,682

    Life insurance in force (in billions, face amt.)                 $   75.0    $   66.9    $   60.6

    Life insurance issued (in billions, face amt.)                   $   13.8    $   11.7    $   10.7

    NOTES:

(1) Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $909.0 million, $320.0 million and $580.2 million in 2001, 2000 and 1999, respectively, related to Citigroup plans previously managed externally.
  * Excludes Realized Gain/(Losses) on Investments.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
($ IN MILLIONS)

                                                  2001        2000        1999
                                                --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE         $  1,542    $  1,417    $  1,212
Adjusted Operating Expenses                          939         884         770
Provision for Credit Losses                           23          23          12
                                                --------    --------    --------
Core Income Before Taxes                             580         510         430
Income Taxes                                         208         188         161
                                                --------    --------    --------
CORE INCOME                                     $    372    $    322    $    269
                                                ========    ========    ========

Average Assets (in billions of dollars)         $     26    $     25    $     20
                                                ========    ========    ========

Return on Average Assets                            1.43%       1.29%       1.35%
                                                ========    ========    ========

Client Business Volumes
  (in billions of dollars)                      $    159    $    153    $    140
                                                ========    ========    ========

CLIENT BUSINESS VOLUMES
  (IN BILLIONS OF DOLLARS):
   Proprietary managed assets                   $     31    $     31    $     30
   Other assets under fee based management             8           5           3
   Banking and fiduciary deposits                     34          31          27
   Loans                                              27          28          24
   Other, principally custody accounts                59          58          56
                                                --------    --------    --------
     Total Client Business Volumes              $    159    $    153    $    140
                                                ========    ========    ========

REVENUES:
Customer Revenues
   Net Interest Spread and Recurring
     Fee-Based Revenues                         $  1,006    $    973    $    827
   Transaction Revenues                              336         297         227
                                                --------    --------    --------
     Total Customer Revenues                       1,342       1,270       1,054
Other Revenues (Principally Allocated Equity
   and Treasury Revenues)                            200         147         158
                                                --------    --------    --------
     TOTAL REVENUES                             $  1,542    $  1,417    $  1,212
                                                ========    ========    ========

   North America                                $    623    $    557    $    487
   International                                     919         860         725
                                                --------    --------    --------
     TOTAL REVENUES                             $  1,542    $  1,417    $  1,212
                                                ========    ========    ========

NET CREDIT LOSS RATIO                               0.06%       0.09%       0.10%

    CITIGROUP
    GLOBAL INVESTMENT MANAGEMENT
    ASSET MANAGEMENT(1)
    ($ IN MILLIONS)

                                                                          2001        2000        1999
                                                                        --------     -------     -------
    TOTAL REVENUES, NET OF INTEREST EXPENSE                             $  2,085     $ 1,895     $ 1,503
    Adjusted Operating Expenses                                            1,410       1,296         948
                                                                        --------     -------     -------
    Core Income Before Taxes and Minority Interest                           675         599         555
    Income Taxes                                                             253         240         218
    Minority Interest, After-tax                                              18           4           -
                                                                        --------     -------     -------
    CORE INCOME                                                         $    404     $   355     $   337
                                                                        ========     =======     =======

    PRE-TAX PROFIT MARGIN                                                  32.4%       31.6%       36.9%

    ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
        Total Revenues, Net of Interest Expense                         $  1,706     $ 1,650     $ 1,487
        Adjusted Operating Expenses                                        1,162       1,122         942
                                                                        --------     -------     -------
        Core Income Before Taxes and Minority Interest                       544         528         545
        Income Taxes and Minority Interest, After-tax                        216         208         216
                                                                        --------     -------     -------
        CORE INCOME                                                     $    328     $   320     $   329
                                                                        ========     =======     =======

    RETIREMENT SERVICES:
        Total Revenues, Net of Interest Expense                         $    379     $   245     $    16
        Adjusted Operating Expenses                                          248         174           6
                                                                        --------     -------     -------
        Core Income Before Taxes and Minority Interest                       131          71          10
        Income Taxes and Minority Interest, After-tax                         55          36           2
                                                                        --------     -------     -------
        CORE INCOME                                                     $     76     $    35     $     8
                                                                        ========     =======     =======

    NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
        Retail/ Private Bank                                            $   30.8     $  15.0     $   8.5
        Institutional
            Long Term                                                        8.8        (4.1)        5.7
            Liquidity                                                       25.8         1.9         1.8
                                                                        --------     -------     -------
        Total Institutional                                                 34.6        (2.2)        7.5
                                                                        --------     -------     -------
            Net Flows excluding US Retail Money Markets                     65.4        12.8        16.0
                                                                        ========     =======     =======
        US Retail Money Markets                                         $  (26.2)    $  10.1     $   6.7
                                                                        ========     =======     =======

    ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
        Retail/ Private Bank(2)                                         $  237.2     $ 244.1     $ 225.1
        Institutional                                                      142.5       115.3       119.3
        Alternative Investments                                             48.1        44.9        32.6
        Retirement Services                                                 12.1         6.0         0.3
                                                                        --------     -------     -------
            Total Assets Under Management(2)                            $  439.9     $ 410.3     $ 377.3
                                                                        ========     =======     =======

    ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
        Equity/ Balanced                                                $  167.3     $ 168.6     $ 163.1
        Fixed Income                                                        99.7        77.9        70.3
        Money Markets/ Liquidity                                           132.2       127.5       110.9
        Alternative Investments                                             40.7        36.3        33.0
                                                                        --------     -------     -------
            Total Assets Under Management(2)                            $  439.9     $ 410.3     $ 377.3
                                                                        ========     =======     =======

    NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES(3)
        Equity                                                                10          11           9
        Fixed Income                                                           7          11          11

    CITISTREET JOINT VENTURE - ASSET UNDER ADMINISTRATION               $  179.3     $ 180.7         N/A
       (IN BILLIONS OF DOLLARS)

    NOTES:

(1) Includes Retirement Services Businesses.
(2) Includes $31 billion, $30 billion, and $31 billion in 2001, 2000 and 1999, respectively, for Private Bank clients.
(3) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

CITIGROUP
PROPRIETARY INVESTMENT ACTIVITIES(1)

($ IN MILLIONS)

                                                                 2001             2000             1999
                                                              ----------       ----------       ----------
    ADJUSTED REVENUES                                         $      441       $    2,373       $      882

    TOTAL OPERATING EXPENSE                                          118              127               75

    CORE INCOME                                               $      224       $    1,412       $      524

    TOTAL PERIOD END ASSETS (IN BILLIONS)                     $      9.3       $     10.9       $     11.1

    NOTES:

(1) Includes Venture Capital Activities and certain other corporate investments.

CITIGROUP
CORPORATE / OTHER

($ IN MILLIONS)

                                                                      2001            2000             1999
                                                                   ----------      ----------       ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                            $     (334)     $     (535)      $      122
Adjusted Operating Expenses                                               762             630              812
Provision for Credit Losses                                                (8)             (2)             206
                                                                   ----------      ----------       ----------
Core Income Before Taxes and Minority Interest                         (1,088)         (1,163)            (896)
Income Taxes                                                             (462)           (433)            (304)
Minority Interest, After-tax                                               11               -                -
                                                                   ----------      ----------       ----------
CORE LOSS                                                          $     (637)     $     (730)      $     (592)
                                                                   ==========      ==========       ==========